UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2019

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SHENANDOAH TELECOMMUNICATIONS CO/VA/

(Exact name of registrant as specified in its charter)

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Virginia	0-9881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Shentel Way,
Edinburg, Virginia 22824

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (540) 984-4141

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2019, the Board of Directors (the “Board”) of Shenandoah Telecommunications Company, a Virginia corporation (the “Company”), approved and adopted Amended and Restated Bylaws of the Company (as amended, the “Amended Bylaws”), effective immediately.

The Amended Bylaws amend and restate the Amended and Restated Bylaws of the Company (as amended effective April 16, 2019, the “Former Bylaws”), including to:

•	update, or clarify, the provisions regarding the place of meetings of shareholders, notice and waiver of notice of meetings of shareholders, the conduct of meetings of shareholders, methods for tabulation of votes and the appointment of, and voting by, proxies at meetings of shareholders;

•	incorporate additional requirements, or make clarifications, to the advance notice and other procedural requirements related to shareholder nominations for election of directors or proposals of business at meetings of shareholders;

•	update, or clarify, the provisions regarding notice and waiver of notice of meetings of the Board and committees thereof and Board action by unanimous written consent; and

•	provide that the United States District Court for the Western District of Virginia, Harrisonburg Division, or the Circuit Court of the County of Shenandoah, Virginia, shall be the sole and exclusive forum for certain specified claims.

The Amended Bylaws also include other administrative, modernizing, clarifying and conforming changes, including to reflect certain recent amendments to the Virginia Stock Corporation Act.

The foregoing summary of the Amended Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

3.1	Amended and Restated Bylaws of Shenandoah Telecommunications Company, as amended effective October 29, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Date: October 30, 2019	By:	/s/ Raymond B. Ostroski
Raymond B. Ostroski
Vice President - Legal and General Counsel

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